EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Gatos Silver, Inc. (the “Company”) for the quarterly period ended March 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Dale Andres, as Chief Executive Officer of the Company, and André van Niekerk, as Chief Financial Officer of the Company, each hereby certifies, pursuant to and solely for the purpose of 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge and belief, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dale Andres
Dale Andres
Chief Executive Officer
March 30, 2023

/s/ André van Niekerk
André van Niekerk
Chief Financial Officer
March 30, 2023